MORGAN KEEGAN SELECT FUND, INC.
                  Regions Morgan Keegan Select High Income Fund

                 Supplement dated August 13, 2007 ("Supplement")
                                       to
                Prospectus dated November 1, 2006 ("Prospectus")

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE ABOVE-DATED PROSPECTUS FOR REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND (THE "FUND"), A SERIES OF MORGAN KEEGAN SELECT FUND, INC. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

LIQUIDITY AND VALUATION OF PORTFOLIO SECURITIES.

Recent instability in the markets for fixed income securities, particularly mortgage-backed and asset-backed securities, has affected the liquidity of the Fund's portfolio. In addition, the Fund has experienced significant net redemptions of its shares. It is uncertain how long and to what extent these conditions will continue.

Under current market conditions, many of the Fund's portfolio securities may be difficult to sell at a fair price when necessary to pay for redemptions from the Fund and for other purposes. This illiquidity of portfolio securities may result in the Fund incurring greater losses on the sale of some portfolio securities than under more stable market conditions. Such losses can adversely impact the Fund's net asset value per share. The Adviser and its affiliates may periodically purchase shares of the Fund or take other steps to provide liquidity but are not required to do so. Moreover, there is no assurance that these measures would be sufficient to avoid adverse impact on the Fund.

The current market instability has also made it more difficult to obtain realistic values for the Fund's portfolio securities based on market quotations. In the absence of reliable market quotations, portfolio securities are valued by the Adviser at their "fair value" under procedures established and monitored by the Fund's Board of Directors. Fair valuation procedures are currently being used to value a substantial portion of the assets of the Fund. The "fair value" of securities may be difficult to determine and thus judgment plays a greater role in this valuation process. In light of the market instability and the complexity of fair value judgments, the Board of Directors has retained an independent valuation consultant to assist in determining the fair value of certain of the Fund's portfolio securities. For more information on fair valuation, consult the Prospectus section entitled "Account Policies - Calculating Share Price."

                                         Regions Morgan Keegan Select Fund, Inc.
                                         50 North Front Street
                                         Memphis, TN 38103
                                         800-366-7426

                                         www.rmkfunds.com
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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE